                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

                            North Coast Energy, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                            NORTH COAST ENERGY, INC.



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


                                  JUNE 12, 2003


To Our Stockholders:



         The Annual Meeting of Stockholders (the "Meeting") of North Coast Energy, Inc. (the "Company") will be held at the Hilton Garden Inn, 8971 Wilcox Drive, Twinsburg, Ohio on Thursday, June 12, 2003, at 10:00 a.m., local time, to consider and act upon the following:


         1. The election of two (2) Directors whose terms of office will expire in 2006;

         2. To consider and act upon a proposal to amend the North Coast Energy, Inc. 1999 Employee Stock Option Plan to add 400,000 shares of Common Stock for issuance under such Plan; and

         3. The transaction of such other business as may properly come before the Meeting and any adjournment thereof.

         Holders of Common Stock and Series A Preferred Stock of record at the close of business on April 15, 2003 are entitled to notice of and to vote at the Meeting. Stockholders owning Units (a combination of Common Stock and Series A Preferred Stock) and separate shares of Series A Preferred Stock or Common Stock will receive multiple proxies separately labeled for Units, Common Stock and Series A Preferred Stock. Stockholders should execute and return all proxies. Stockholders holding only either Units, Common Stock or Series A Preferred Stock will receive only one proxy and should execute and return it.

         Whether or not you expect to be personally present at the Meeting, please be sure that the enclosed proxy is properly marked, signed and dated, and returned without delay in the enclosed prepaid envelope. Such action will not limit your right to vote in person or to attend the Meeting, but it will ensure your representation if you cannot attend.

                                     By Order of the Board of Directors,


                                     /s/ Dean A. Swift
                                     ----------------------------
                                     DEAN A. SWIFT
                                     Secretary
April 25, 2003

                            NORTH COAST ENERGY, INC.
                                1993 Case Parkway
                           Twinsburg, Ohio 44087-2343

                            -------------------------


                                 PROXY STATEMENT

                            MAILED ON APRIL 25, 2003

                               ------------------

           ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 12, 2003


         Proxies in the form enclosed with this Proxy Statement are solicited by the Board of Directors of North Coast Energy, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders (the "Meeting") to be held on Thursday, June 12, 2003, and any adjournment thereof. The time, place and purposes of the Meeting are stated in the Notice of Annual Meeting of Stockholders which accompanies this Proxy Statement.

         Only stockholders of record as of April 15, 2003, will be entitled to vote at the Meeting and any adjournment thereof. As of that date, 15,251,783 shares of common stock, par value $0.01 per share ("Common Stock"), and 72,111 shares of Series A, 6% Convertible Preferred Stock ("Series A Preferred Stock"), of the Company were issued and outstanding. Each share of Common Stock outstanding as of the record date will be entitled to one vote, and each share of Series A Preferred Stock outstanding as of the record date will be entitled to 0.46 votes. Stockholders may vote in person or by proxy. The Company's Certificate of Incorporation (the "Certificate") does not provide for cumulative voting rights. Execution of a proxy will not in any way affect a stockholder's right to attend the Meeting and vote in person. Any stockholder has the right to revoke a proxy by written notice to the Secretary of the Company at any time before it is exercised, including by executing another proxy bearing a later date, or by attending the Meeting and voting in person. Stockholders owning Units (a combination of Common Stock and Series A Preferred Stock) and separate shares of Series A Preferred Stock or Common Stock will receive multiple proxies separately labeled for Units, Common Stock and Series A Preferred Stock. Stockholders should execute and return all proxies. Stockholders holding only either Units, Common Stock or Series A Preferred Stock will receive only one proxy and should execute and return it.

         A properly executed proxy returned in time to be cast at the Meeting will be voted in accordance with the instructions contained thereon, if it is not revoked. If no choice is specified on the proxy, it will be voted "FOR" the election of each of the individuals nominated by the Board of Directors and "FOR" the proposal to amend the North Coast Energy, Inc. 1999 Employee Stock Option Plan.

         The cost of soliciting proxies in the form accompanying this Proxy Statement will be borne by the Company. In addition to solicitation by mail, proxies may be solicited by Directors, officers and employees of the Company in person or by mail, telephone, facsimile or telegraph, following the original solicitation.

         At the Meeting, in accordance with the Delaware General Corporation Law and the Certificate, the inspector of election appointed by the Board of Directors for the Meeting will determine the presence of a quorum and will tabulate the results of stockholder voting. Pursuant to the Company's By-Laws (the "By-Laws"), at the Meeting the holders of a majority of the outstanding shares of the Common Stock entitled to vote at the Meeting, present in person or by proxy, will constitute a quorum. The shares represented at the Meeting by proxies which are marked, with respect to the election of Directors, as "withheld" or, with respect to any other proposals, "abstain," will be counted as shares present for purposes of determining whether a quorum is present.

         Under the rules of the New York Stock Exchange, brokers who hold shares in street name for beneficial owners have the authority to vote on certain items when they have not received instructions from such beneficial owners. Under applicable Delaware law, if a broker returns a proxy and has not voted on a certain proposal, such broker non-votes will count for purposes of determining a quorum.

         Pursuant to the By-Laws, at the Meeting, a majority of the votes cast is sufficient to elect a nominee as a Director. In the election of Directors, votes may be cast in favor or withheld. Votes that are withheld or broker non-votes will have no effect on the outcome of the election of Directors.

         Pursuant to the By-Laws, all other questions and matters brought before the Meeting will be decided by the vote of the holders of a majority of the outstanding shares entitled to vote thereon present in person or by proxy at the Meeting, unless otherwise provided by law or by the Certificate. In voting for such other matters, votes may be cast in favor, against or as abstaining. Abstentions will count as present for purposes of the proposal on which the abstention is noted and will have the effect of a vote against the proposal. Broker non-votes, however, are not counted as present and entitled to vote for purposes of determining whether a proposal has been approved and will have no effect on the outcome of such proposal.

THE COMPANY

         North Coast Energy, Inc., a Delaware corporation with its subsidiaries and predecessors (the "Company"), is an independent natural gas and oil company engaged in exploration, development and production activities primarily in the Appalachian Basin. The Company's strategy focuses primarily on its acquisition of proved developed and undeveloped properties and on the enhancement, drilling and development of such properties. The Company currently has three wholly-owned subsidiaries, NCE Securities, Inc., North Coast Operating Company, and North Coast Energy Eastern, Inc. (formerly Peake Energy, Inc.), one of which is considered active (North Coast Energy Eastern, Inc.). The Company began operations in 1981 and in August 1988 was incorporated under the laws of Delaware. In 1990, the Company acquired the assets and properties of 21 drilling programs through an exchange offer in which the Company issued publicly traded stock. In 1997, NUON International Projects B.V. (now known as NUON International Renewables Projects B.V.) ("NUON B.V."), and the Company formed a strategic alliance that resulted in NUON B.V. acquiring an 86% majority ownership position in the Company as of May 4, 2000. NUON B.V. has provided significant financial resources that have enabled the Company to acquire additional oil and gas producing assets, increase its daily production and reserves, improve its efficiency as an owner/operator and substantially improve its financial results.

               SHARE OWNERSHIP OF PRINCIPAL HOLDERS AND MANAGEMENT

         The following table shows information with respect to the Common Stock and Series A Preferred Stock owned on March 31, 2003 by: (i) each person known by the Company to own beneficially more than 5% of the Common Stock and Series A Preferred Stock at such date; (ii) each Director of the Company; (iii) each of the current executive officers listed in the Summary Compensation Table included elsewhere in this Proxy Statement; and (iv) all Directors and executive officers as a group, and the percentage of the outstanding shares represented thereby. The address of each Director and executive officer named below is c/o North Coast Energy, Inc., 1993 Case Parkway, Twinsburg, Ohio 44087-2343.

                                                                    Common Stock

               Name and Address (1)                        Amount and Nature of       Percent
                of Beneficial Owner                        Beneficial Ownership       of Class
                -------------------                        --------------------       --------
NUON International Renewables Projects B.V.                 13,048,277 Shares          85.6%
Omer Yonel                                                     100,195 Shares(2)          *%
Pieter Jobsis                                                        0 Shares             *%
Cok van der Horst                                                    0 Shares             *%
Ron L. Langenkamp                                                    0 Shares             *%
Joop G. Drechsel                                                20,000 Shares(3)          *%
Joe K. Ward                                                          0 Shares             *%
Garry Regan                                                    151,750 Shares             *%
Dale E. Stitt                                                   49,540 Shares(4)          *%
Dean A. Swift                                                   19,570 Shares(5)          *%

All Directors and executive officers as a group                361,565 Shares(6)       2.34%
  (10 persons)

*Less than one percent

(1) The address of NUON International Renewables Projects B.V. is Spaklerweg 20, 1096 BA Amsterdam, The Netherlands.

(2) Includes 95,195 shares of Common Stock that Mr. Yonel could acquire upon the exercise of immediately exercisable stock options that he holds.

(3) Includes 20,000 shares of Common Stock that Mr. Drechsel could acquire upon the exercise of stock options that he holds pursuant to grants covering 30,000 shares on January 31, 2002, of which, options for 10,000 shares were exercisable immediately upon grant and options for an additional 10,000 shares became exercisable on January 31, 2003. The options covering the remaining 10,000 shares will vest on January 31, 2004.

(4) Represents 49,540 shares of Common Stock that Mr. Stitt could acquire upon the exercise of stock options that he holds pursuant to grants of immediately exercisable stock options covering 26,840 shares granted on March 21, 2003 and stock options covering 34,050 shares granted on March 28, 2002, of which, options for 11,350 shares were exercisable immediately upon grant and options for an additional 11,350 shares became exercisable on March 28, 2003. The options covering the remaining 11,350 shares will become exercisable on March 28, 2004.

(5) Represents 19,570 shares of Common Stock that Mr. Swift could acquire upon the exercise of stock options that he holds pursuant to grants of immediately exercisable stock options covering 13,670 shares granted on March 21, 2003 and stock options covering 8,850 shares granted on March 28, 2002, of which, options for 2,950 shares were exercisable immediately upon grant and options for an additional 2,950 shares became exercisable on March 28, 2003. The options covering the remaining 2,950 shares will vest on and March 28, 2004.

(6) Includes 204,815 shares of Common Stock that may be acquired by all Directors and executive officers as a group upon the exercise of immediately exercisable stock options.

                              ELECTION OF DIRECTORS

         The Board of Directors is divided into three classes, with Class I consisting of three Directors and Classes II and III each consisting of two Directors. One class of Directors is generally elected at each annual meeting to serve a three-year term. At the Meeting, stockholders will be asked to elect two Class III Directors whose terms will expire at the 2006 annual meeting.

         Unless otherwise directed, the persons named in the accompanying proxy will vote for the election of the nominees set forth in the table below as Directors. In the event of the death of or inability to act of such nominees, the proxies will be voted for the election as a Director of such other persons as the Board of Directors may recommend. The Board of Directors has no reason, however, to anticipate that this will occur. In no event will the accompanying proxy be voted for persons other than those named below and any such substitute nominee. Under applicable provisions of Delaware law and the Company charter documents, the nominees receiving the greatest number of votes cast at a meeting at which a quorum is present will be elected as Directors.



                              NOMINEES FOR DIRECTOR


                  CLASS III - THREE-YEAR TERM EXPIRING IN 2006

            Name               Age                      Principal Occupation and History
            ----               ---                      --------------------------------
Ron L. Langenkamp              57                 RON L. LANGENKAMP is currently advisor to the Executive
                                     Board of nv NUON ("NUON"), and before this assignment, he was managing
                                     Director of NUON's Energy Trade and Wholesale division. Mr. Langenkamp most recently served for two years as an external consultant to
                                     Reliant Energy, Inc. and supervised all European commercial activities in his role as Acting Chief Commercial Officer. From 1994 to 1997, Mr.
                                     Langenkamp served in various capacities, including President, of
                                     Norstar, a natural gas retail sales partnership between Orange and
                                     Rockland Utilities, Inc. and Shell Oil Company. From 1977 to 1994, Mr.
                                     Langenkamp held various management positions in the energy industry including the office of President of Cabot Transmission Company and then as President of Chippewa Gas Corporation. Mr. Langenkamp received his B.A. degree from Sam Houston State University and a Master's degree from the University of Texas at Austin. He serves on the Stock
                                     Option and Compensation Committee of the Board of Directors.

Joe K. Ward                    63                 JOE K. WARD became a Director in March 2003. Mr. Ward is
                                     a Certified Public Accountant with over forty years experience as a financial advisor to a wide range of businesses and industries. He is currently providing financial advice to, and managing the accounting and financial reporting functions of, several privately owned businesses. From 1962 through 1991, he was employed by Ernst & Young
                                     LLP, serving as a Partner from 1975 through 1991. Mr. Ward has extensive experience in commercial banking and the oil and gas industry. He holds a B.S. degree from The Ohio State University. He chairs the Audit Committee of the Board of Directors.


                         CONTINUING DIRECTORS



              CLASS I - THREE-YEAR TERM EXPIRING IN 2004

            Name               Age                      Principal Occupation and History
            ----               ---                      --------------------------------
Omer Yonel                     39                 OMER YONEL is President, Chief Executive Officer and a
                                     Director. He joined the Company in 1999. In 1998, he served as
                                     Business Development Manager, North America, for NUON. During 1997 and
                                     1998 he was a Project Manager for Schelde Engineering & Contractors
                                     bv. From 1989 to 1997, he held various project engineering, sales and other management positions with ABB Lummus Global bv. Mr. Yonel holds a B.S. degree in Engineering and M.S. degree in Engineering Economics from Delft University of Technology in The Netherlands. He is also a graduate of the Advanced Management Program at The Wharton School,
                                     University of Pennsylvania. He is a member of the Ohio Oil and Gas
                                     Association and the Cleveland Engineering Society.



G. Pieter Jobsis                49                G. PIETER JOBSIS became a Director in March 2003 and
                                     currently serves as Chairman of the Board of Directors. Mr. Jobsis has been Executive Vice President of NUON Energy & Water Investments since
                                     June 2002. Mr. Jobsis is an experienced financial executive with internationally operating companies in the energy and publishing industry. NUON Energy and Water Investments is a division of NUON, which holds NUON's strategic investments in water (amongst others in
                                     The Netherlands, US and UK) and in energy outside Europe (US and
                                     Asia). Mr. Jobsis is responsible for the value enhancement of the portfolio of strategic investments. Prior to joining NUON in late
                                     2001, Mr. Jobsis worked for Reed Elsevier, the Anglo Dutch publisher of scientific, legal, business and education information for professionals worldwide. At Reed Elsevier, Mr. Jobsis was Director of
                                     Corporate Finance from 1999 to 2001, and from 1996 to 1999, Mr. Jobsis was Chief Financial Officer of the Science division, with its main operations in The Netherlands, UK and US. From 1980 to 1996, Mr.
                                     Jobsis worked with Royal Dutch/Shell in various finance functions in exploration and production, refining, marketing and chemicals companies in The Netherlands, Dutch Antilles and Thailand. Mr. Jobsis
                                     holds Master's degrees from the University of Groningen (The
                                     Netherlands) in business and economics. He serves on the Stock Option and Compensation Committee of the Board of Directors.


            Name               Age                      Principal Occupation and History
            ----               ---                      --------------------------------
Joop G. Drechsel               48                 JOOP G. DRECHSEL is currently CEO of BCD Holdings N.V., a
                                     company holding leading positions in the travel industry and the financial services market in the US and Europe. He is also a member of the Board of Directors of ENECO Energy and Versatel Telecom
                                     International N.V., both located in The Netherlands, and holds numerous advisory positions in both the energy and the
                                     telecommunications industries. Previously he served as Vice Chairman of KPN N.V., a large Dutch telecommunications company, and also served as President of KPN International N.V. He was one of the founders of
                                     KPN-Qwest, a joint venture between KPN and Qwest-U.S. West. Prior to joining KPN, Mr. Drechsel worked for Royal Dutch Shell in a number of management positions in Australia, Taiwan and the United Kingdom. He also worked for Royal Dutch KPN as a Senior Vice President for
                                     Business Development. Mr. Drechsel holds a Master's degree in economics from Erasmus University in Rotterdam and has studied in the
                                     MBA program at the University of Michigan. He serves on the Audit
                                     Committee of the Board of Directors.




                         CONTINUING DIRECTORS


              CLASS II - THREE-YEAR TERM EXPIRING IN 2005



            Name               Age                      Principal Occupation and History
            ----               ---                      --------------------------------
Cok van der Horst              57                 COK VAN DER HORST was appointed to the Board of Directors
                                     in October 1999. Mr. van der Horst is currently Advisor to the
                                     Management Board of NUON. He previously served as the Director, NUON
                                     East and North Holland, where he was the Chief Financial Officer between 1993 and 1999, and was also in charge of technical affairs, information technology, personnel and activities in the national energy market. He has recently assumed responsibilities in the area of regulatory affairs, mergers, acquisitions and divestments for NUON.
                                     Prior to joining NUON in January 1993, Mr. van der Horst was Chairman of the Board of PEB, the energy distribution company of the province of Friesland (a regional government in The Netherlands). At PEB he was responsible for financial and economic policy. Mr. van der Horst holds a Master's degree in business administration from Erasmus University in Rotterdam. He serves on the Audit Committee of the Board of
                                     Directors.

Garry Regan                    52                 GARRY REGAN participated in the organization of North
                                     Coast Energy's predecessor in 1981, and he served as an executive officer and Director from August 1988 through April 2001. He is currently President of Nornew, Inc., a privately held independent exploration and production company that he joined in 2001. Mr. Regan holds a B.S. degree from the Ohio State University and a Master's degree from Indiana University. He is a member of the Independent
                                     Petroleum Association of America, the Ohio Oil & Gas Association and
                                     the Independent Oil & Gas Association of New York. He chairs the Stock
                                     Option and Compensation Committee of the Board of Directors.



                      COMMITTEES OF THE BOARD OF DIRECTORS

         The Audit Committee, of which Messrs. Ward, Drechsel and van der Horst are currently members, oversees the accounting functions of the Company, including matters related to the appointment and activities of the Company's auditors. Messrs. Ward and Drechsel are independent, as defined under Nasdaq Stock Market ("NASDAQ") listing standards. Mr. van der Horst is currently Advisor to the Management Board of NUON, parent company of NUON International Renewables Projects B.V., which owns 85.6% of the issued and outstanding Common Stock of the Company. As an employee of an affiliate of the Company, Mr. van der Horst is not considered to be independent. The Board of Directors of the Company consists of seven members, with three members who are employees of NUON, one member who is an officer of the Company, one member who was paid as a consultant to the Company in 2001 and 2002 and two independent Directors. Mr. van der Horst has a strong background in finance and, as an employee of the Company's largest stockholder, he has a substantial interest in reviewing and understanding the financial condition and performance of the Company. Mr. van der Horst has served as a member of the Audit Committee since 1999, and the Board of Directors believes that his continuing contribution in this position is in the best interest of the Company and its stockholders.

         The Audit Committee met five times during the year ended December 31, 2002.

         On June 7, 2000, the Audit Committee approved a formal written Audit Committee Charter in response to changes in the listing standards of NASDAQ that had been approved by the Securities and Exchange Commission (the "Commission") on December 14, 1999. Under the new rules companies were given six months in which to adopt a charter for the Audit Committee and were directed to publish the charter in a proxy statement once every three years. The action of the Audit Committee was ratified by the Board of Directors by unanimous written consent effective June 7, 2000, and a certification was filed with NASDAQ on June 13, 2000. The text of the Audit Committee Charter was attached to the proxy statement mailed to Stockholders on September 15, 2000 in compliance with NASDAQ listing standards, and the Company has certified to NASDAQ that it is in compliance with the Audit Committee structure and membership requirements and is published in compliance with the new standard. The Audit Committee Charter's adequacy will be reviewed by the Board of Directors on at least an annual basis.

         On March 20, 2003, the Audit Committee adopted an amended and restated written charter in response to the Sarbanes-Oxley Act of 2002 and other regulatory changes. The text of the amended and restated Audit Committee Charter is attached as Appendix A to this Proxy Statement.

         The passage of the Sarbanes-Oxley Act of 2002 will significantly change the duties and responsibilities of public company audit committees, including the Company's. Although many of the new rules are not yet applicable (because they depend upon finalizing the listing standards of various self-regulatory organizations, in the Company's case, NASDAQ), the Board of Directors and the Audit Committee have been active in expanding the responsibilities of the Audit Committee. For example, the Board of Directors has already delegated to the Audit Committee complete responsibility for the appointment, compensation and oversight of the Company's auditor, including responsibility for resolving disagreements between management and the auditor regarding financial reporting. The Audit Committee now has the authority to engage its own counsel and other advisors, if needed. The Audit Committee has revised the Audit Committee Charter to address its expanded duties and responsibilities.

         The Stock Option and Compensation Committee, of which Messrs. Regan, Langenkamp and Jobsis are members, reviews and makes recommendations concerning the salaries of the Company's executive officers, reviews and makes recommendations concerning the Company's stock option plan and stock bonus plan and administers the Company's profit sharing plan. The Stock Option and Compensation Committee met once during the year ended December 31, 2002.

         The Company does not have a standing nominating committee or a committee performing similar functions. The Board of Directors of the Company held five meetings during the year ended December 31, 2002. All of the Directors attended at least 75% of the meetings of the Board of Directors and each committee on which they serve.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         No interlocking relationships exist between the Stock Option and Compensation Committee and the Board of Directors or the compensation committee of any other company. A member of the Stock Option and Compensation Committee, Garry Regan, serves as the President of Nornew, Inc. ("Nornew"), an entity that controls South Jamestown Gathering System, LLC ("South Jamestown"). Prior to Mr. Regan's joining Nornew in July 2001, South Jamestown had entered into a gas purchase agreement with the Company for the sale of production from certain wells located in Erie and Warren Counties in Pennsylvania. In March 2002, South Jamestown cancelled the agreement, and, at the time, was in arrears for the payment of natural gas. The largest amount due from South Jamestown in 2002 was $285,322. After making several payments, South Jamestown executed a cognovit promissory note in September 2002 for the balance then due of $209,285 bearing interest at the rate of 6% per annum. The balance of this indebtedness as of March 31, 2003 was $3,544. The last payment is due April 30, 2003.

                       AUDIT COMMITTEE AND RELATED MATTERS

REPORT OF THE AUDIT COMMITTEE

         The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. The Audit Committee's activities are governed by a written charter adopted by the Board of Directors, which was recently amended and restated in response to the Sarbanes-Oxley Act of 2002 and other regulatory changes and the complete text of which is attached as Appendix A to this Proxy Statement.

         Management has the primary responsibility for the Company's financial statements and the reporting process, including the systems of internal controls. The independent auditors audit the annual financial statements prepared by management and express an opinion on the fairness of those financial statements and their conformity with accounting principles generally accepted in the United States. The Audit Committee monitors these processes.

         In this context, the Audit Committee met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company's financial statements were presented fairly in accordance with accounting principles generally accepted in the United States, and the Audit Committee reviewed and discussed the audited financial statements with management and the independent auditors, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of specific judgments and the clarity of disclosures in the financial statements. The Audit Committee also discussed with the independent auditors such other matters as are required to be discussed with the Audit Committee under auditing standards generally accepted in the United States.

         In addition, the independent auditors provided to the Audit Committee the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), related to the auditors' independence. The Audit Committee discussed with the independent auditors the auditors' independence from the Company and its management and considered the compatibility of non-audit services with the auditors' independence.

         The Audit Committee discussed with the Company's financial management and independent auditors the overall scope and plans for the audit. The Audit Committee also met with the independent auditors, with and without management present, to discuss the results of the examinations, their evaluation of the Company's internal controls and the overall quality of the Company's financial reporting. In addition, the Audit Committee considered other areas of its oversight relating to the financial reporting process that it determined appropriate.

         Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002 for filing with the Commission.

                              THE AUDIT COMMITTEE

                             Joe K. Ward, Chairman
                                Joop G. Drechsel
                               Cok van der Horst

INDEPENDENT AUDITORS

         The Board of Directors, at its annual meeting scheduled for June 11, 2003, will consider the recommendation of the Audit Committee concerning the re-appointment of Hausser + Taylor LLP ("Hausser") as independent auditors to audit the financial statements of the Company for the fiscal year ending December 31, 2003. Fees for services rendered by Hausser for the year ended December 31, 2002 were:

                          Financial Information Systems
      Audit Fees       Design and Implementation Fees            All Other Fees

       $122,600                      $ 0                             $34,800

         Hausser has a continuing relationship with American Express Tax and Business Services, Inc. from which Hausser leases auditing staff who are full-time, permanent employees of American Express Tax and Business Services, Inc. and through which its partners provide non-audit services. As a result of this arrangement, Hausser has no full-time employees, and therefore, none of the audit services performed were provided by permanent full-time employees of Hausser. Hausser manages and supervises the audit and audit staff and is exclusively responsible for the opinion rendered in connection with its examination.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, Directors, and persons who beneficially own more than 10% of any class of equity security to file reports of ownership and changes in ownership with the Commission. Executive officers, Directors and greater than 10% beneficial owners are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on a review of the copies of such forms furnished to the Company, the Company believes that for the year ended December 31, 2002, all
Section 16(a) filing requirements applicable to its executive officers, Directors and greater than 10% beneficial owners were satisfied.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Stock Option and Compensation Committee of the Board of Directors (the "Compensation Committee") is responsible for establishing and administering the Company's executive compensation programs. The Compensation Committee has furnished the following report on executive compensation.

         The Compensation Committee oversees all compensation programs for senior management and reviews plans and programs for all other employees to ensure that such plans and programs are competitive and will serve their primary function of attracting and retaining those employees who will contribute significantly to the growth and profitability of the Company on a continuing basis. The Compensation Committee reviews management recommendations and ultimately determines salary levels and short-term and long-term incentive awards for executive officers and other key employees.

         Executive officer compensation at the Company includes four components:
(i) base salary, (ii) short-term performance incentives, (iii) long-term incentives, and (iv) benefits.

         The Company uses external salary surveys to assign a salary range to each executive position. The Compensation Committee reviews and approves all salary changes for executive officers at or above certain levels. Approval of individual salary changes are based on the executive's performance, his position in the assigned salary range and the Company's salary budget and competitive pay practices. In 2002, the salaries of executive officers generally were adjusted to reflect general levels of wage and price inflation and, in the case of officers having base salaries that were below current market levels, were additionally modified to bring their salaries more in line with the competitive market rates for their positions. This approach gives each officer the opportunity to exceed market level compensation through incentive pay and reflects the Compensation Committee's philosophy that as an executive's level of responsibility increases, a greater portion of potential compensation opportunity should be based on performance incentives.

         Short-term performance incentives consisted of bonuses to executive officers and other key employees under an incentive program tied to key performance indicators. In addition, executive officers and other key employees that met certain eligibility requirements participated in the Company's profit sharing plan. Profit sharing awards were allocated to all eligible employees on the basis of salary and are included in the amounts shown for the named executive officers in the "All Other Compensation" column in the Summary Compensation Table. Bonuses paid to the named executive officers are included in the "Bonus" column in the Summary Compensation Table.

         The primary purposes of long-term incentives are to retain and reward key employees and link management compensation with the financial interests of stockholders. To achieve these objectives, the Compensation Committee is currently using stock options whose ultimate value to the executive is tied entirely to the value of the Company's Common Stock. The issuance of stock options based upon the average of the closing prices for the Company's Common Stock for each of the twenty trading days immediately prior to the date of grant ensures that executives will receive a benefit only when the Company's stock price increases above the exercise price for the option.

         Under the terms of the Company's stock option plan, the Compensation Committee determines the number of shares covered by each option, the years in which the options will vest and become exercisable and other terms and conditions of the options. In March 2003, the Compensation Committee, acting on the recommendation of an independent compensation consulting firm, granted stock options to senior executive offices and key employees of the Company under the stock option plan. Each of these options is a nonqualified stock option with an option exercise price of $5.71 per share, which was based upon the average of the closing prices for the Company's Common Stock for each of the twenty trading days immediately prior to the date of grant. The options granted were exercisable immediately. The aggregate total of the option awards was determined by the Compensation Committee after reviewing the consulting firm's assessment of market competitive grant levels.

         Mr. Yonel's base salary from August 1, 2001 to December 31, 2002 was $235,000 and was increased to $275,000 effective January 1, 2003. Mr. Yonel's base salary is considered to be at approximately the median base compensation level paid to Chief Executive Officers of corporations of similar size and complexity to the Company. In determining Mr. Yonel's bonus for 2002, the Compensation Committee considered the Company's performance during 2002 with respect to growth in revenue, net income, discretionary cash flow, and oil and gas reserves and production and that such performance had been achieved on a consistent basis.


                             COMPENSATION COMMITTEE
                              Garry Regan, Chairman
                                Ron L. Langenkamp
                                  Pieter Jobsis

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

         The following table shows the annual and long-term compensation for the Company's Chief Executive Officer and each of the other most highly compensated executive officers (the "Named Executive Officers") earning in excess of $100,000 for services in all capacities to the Company for the periods shown.

                           SUMMARY COMPENSATION TABLE

                                                                                   Long Term
                                                  Annual Compensation            Compensation
                                                                                   Number of
                                                                                  Securities
                                                                  Other Annual    Underlying          All Other
Name and Principal Position  Year (1)       Salary        Bonus   Compensation      Options        Compensation (2)
---------------------------  --------       ------        -----   ------------      -------        ----------------
Omer Yonel                   2002          $234,668     $120,000       $ 28,944         34,050              $ 9,906
   President and Chief       2001*          243,877      110,000         45,125         35,000                1,185
   Executive Officer;        2001           179,233       60,000              -         30,000               21,485
   Director                  2000           109,550       20,000              -          5,000                    -

Dale Stitt(3)                2002           137,303       60,000              -         34,050                2,740
    Chief Financial Officer  2001*          125,146       60,000              -              -                    -
    And Treasurer

Dean Swift(4)                2002          109,422        25,000              -          8,850                  663
    General Counsel          2001*          95,973        25,000              -              -                    -
    And Secretary


         No Named Executive Officer received personal benefits or perquisites during 2002 in excess of the lesser of $50,000 or 10% of his aggregate salary and bonus.

(1) 2001* indicates the transition year ended December 31, 2001, and amounts reported reflect compensation received in the 12-month period ending December 31, 2001. 2001 and 2000 represents the fiscal years ended March 31, 2001 and March 31, 2000, respectively.

(2) The items in the following table represent All Other Compensation received by Named Executive Officers and include life insurance and other benefits under contractual agreements and amounts approved by the Board of Directors:

                                                                 Profit Sharing &
        Name                     Year          Life Insurance         401(k)         Stock Award       Total
        ----                     ----          --------------    ----------------    -----------       -----
        Omer Yonel              2002                 -               $9,906                  -        $9,906
                                2001*             $1,185                  -                  -         1,185
                                2001               1,185                  -             20,300        21,485

        Dale Stitt              2002                   -              2,740                  -         2,740
                                2001*                  -                  -                  -             -

        Dean Swift              2002                   -                663                  -           663
                                2001*                  -                  -                  -             -


(3)      Mr. Stitt began his employment on January 1, 2001.

(4)      Mr. Swift began his employment on July 1, 2001.

                     OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

         The following table summarizes options granted to Named Executive Officers in the year ended December 31, 2002, in the transition period ended December 31, 2001 (designated as 2001*) and during fiscal year 2001.

                                                     Individual Grants
                                   -------------------------------------------------------
                                                                                                Potential realizable
                                                    Percent of                                 value at assumed annual
                                    Number of         total                                     rates of stock price
                                   securities      option/SARs                                appreciation for option
                                   underlying      granted to      Exercise                           term
                                   option/SARs     employees in    price per   Expiration    -------------------------
Name                   Year          granted       fiscal year      share        date        5% (1)            10% (1)
----                   ----        -----------     -------------   ---------   ----------    ------            -------
Omer Yonel             2002            34,050          38.8%        $3.51     3-28-2012      $75,163          $190,447
   President and       2001*           35,000          58.3%         3.70     9-20-2011       81,550           206,500
   Chief Executive     2001            30,000           100%         3.47     10-5-2010       65,460           165,900
   Officer;
   Director

Dale Stitt
  Chief Financial      2002            34,050          38.8%         3.51     3-28-2007       33,020            72,965
  Officer and
  Treasurer

Dean Swift             2002             8,850          10.1%         3.51     3-28-2007        8,582            18,965
  General Counsel
  and Secretary



(1) The potential realizable value of the options, if any, granted in the year ended December 31, 2002, the nine months ended December 31, 2001 and in fiscal year 2001 to the Named Executive Officers was calculated by multiplying those options by the excess of (a) the assumed market value, as of the option expiration date, of Common Stock if the market value of Common Stock were to increase 5% or 10% in each year of the option's 5 year or 10-year term, over (b) the exercise price shown. This calculation does not take into account any taxes or other expenses that might be owed. The 5% and 10% assumed appreciation rates are set forth in the Commission rules and no representation is made that the Common Stock will appreciate at these rates or at all.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                           AND FISCAL YEAR-END VALUES

         The following table summarizes options exercised during the year ended December 31, 2002 and presents the value of unexercised options held by the Named Executive Officers at December 31, 2002.

                                                         Number of Securities         Value of Unexercised
                                                        Underlying Unexercised       In-the-Money Options at
                                                          Options at Year-End         December 31, 2002 (1)
                      Shares Acquired      Value      --------------------------   ---------------------------
Name                    on Exercise       Realized    Exercisable  Unexercisable   Exercisable   Unexercisable
----                  ---------------     --------    -----------  -------------   -----------   -------------
Omer Yonel
   President &
   CEO; Director             -              $ -         104,050          -           $46,231          $ -

Dale Stitt
    Chief Financial
     Officer                 -               -          11,350         22,700         5,902         11,804
Dean Swift
     General
     Counsel and
     Secretary               -               -           2,950         5,900          1,534          3,068

(1) Based upon the closing price of a share of Common Stock as reported on NASDAQ on December 31, 2002.


         Employment Contracts. Mr. Yonel has an employment agreement with the Company extending from May 1, 1999 through April 30, 2004, unless terminated earlier under the terms of the agreement. The agreement provides for a base salary and such bonuses as awarded from time to time by the Board of Directors. The agreement provides that, for a period of two years from any date of termination of employment, Mr. Yonel will not, directly or indirectly, engage in any business competitive with the business of the Company or otherwise interfere with the Company's business.

                               CERTAIN AGREEMENTS

         Change in Control Agreements. The Company has entered into Change in Control Protection Agreements dated March 21, 2003 (the "Change in Control Agreements") with Omer Yonel, Dale E. Stitt and Dean A. Swift, all of whom are executive officers, as well as certain other management personnel, which entitle each of them to receive certain benefits in the event of the termination of his employment by the Company other than for "cause" (as defined therein) or his termination of employment for "good reason" (as defined therein) within a specified period following a change in control (the "Severance Period"). A "Change in Control" under such agreements would occur at the time that any entity or group of entities acting in concert holds a greater ownership interest than NUON or its affiliates, including NUON B.V.

         If an officer or other employee becomes entitled to receive benefits under a Change in Control Agreement upon termination of employment within the Severance Period, the Company is obligated to make a lump sum severance payment equal to a multiple of the officer's or employee's average base compensation (base salary plus additional compensation) during the two calendar years immediately preceding the year in which the change in control occurs. The multiple applied for each officer will be three for Mr. Yonel, two for Mr. Stitt and one for Mr. Swift. In addition, Messrs. Yonel and Stitt would be entitled to receive an additional payment (a "gross up") sufficient to cover any excise tax (the "Excise Tax") imposed by Section 4999 of the Internal Revenue Code (the "Code") on the severance payments or other payments, including the gross up, considered "contingent on a change in ownership or control" of the Company within the meaning of Section 280G of the Code. The Change in Control Agreements with Mr. Swift and the other management personnel provide that to the extent payments and benefits that they are entitled to receive under the agreement and under any other Company plan or agreement would be subject to the Excise Tax, such payments and benefits will be reduced if and to the extent necessary so that no payment to be made or benefit to be provided will be subject to the Excise Tax. The Company will also continue to provide certain employee benefits, including, but not limited to, medical benefits, long-term disability benefits, and group term life insurance benefits for 24 months and will continue the employee's participation in all retirement plans for the 24 month period. The Company will also pay or reimburse the employee for outplacement services. Certain of these benefits may be reduced if the employee accepts other employment.

                         OTHER COMPENSATION OF DIRECTORS

         Consulting Agreement with Garry Regan. In December 2000, the Company, NUON and Mr. Regan entered into an agreement (the "Consulting Agreement") pursuant to which Mr. Regan agreed to provide certain consulting services to the Company for a period of eighteen months following May 2, 2001, the expiration date of Mr. Regan's employment agreement with the Company. The Consulting Agreement provides that, during the term of the Consulting Agreement, Mr. Regan will receive monthly payments of $6,000, and that all reasonable business expenses incurred by Mr. Regan in the performance of his services under the Consulting Agreement will be reimbursed by the Company. Mr. Regan also agreed to certain nondisclosure, noncompetition and noninterference provisions, and each of the parties to the Consulting Agreement agreed to a mutual release and covenant not to sue. The Consulting Agreement expired on October 31, 2002.

         Directors Fees. During fiscal 1998, the Board of Directors granted options to purchase 20,000 shares of Common Stock at $4.375 per share to Ralph
L. Bradley. On October 5, 2000, the Board of Directors granted to Mr. Bradley additional options to purchase 30,000 shares of Common Stock at $3.99 per share. Mr. Bradley resigned from the Board of Directors on March 20, 2003, and agreed to surrender all options in exchange for a payment of $58,300, which represented the difference between the exercise price for his options and the closing price for the shares on his date of resignation.

On January 31, 2002, the Board of Directors granted options to purchase 30,000 shares of Common Stock at $3.36 per share to Mr. Drechsel. The options granted to Mr. Drechsel covering 20,000 shares are vested. The balance of the options will vest on January 31, 2004.

         On January 31, 2002, the Board of Directors voted to pay independent Directors an annual retainer of $8,500 to be paid semi-annually. On March 21, 2003, the Board of Directors voted to increase the annual retainer to $17,500 plus pay $1,000 per Board meeting attended or $500 per Board meeting if attendance was telephonic. Independent Directors are also compensated with stock option grants valued at $15,000 for each year of service.

                      EQUITY COMPENSATION PLAN INFORMATION

         The following table sets forth information concerning common shares authorized or available for issuance under the Company's equity compensation plans as of the December 31, 2002.



                              Number of Securities
                              To be Issued Upon      Weighted-Average        Number of Securities Remaining
                                 Exercise of        Exercise Price of      Available for Future Issuance Under
                            Outstanding Options,   Outstanding Options,   Equity Compensation Plans (Excluding
                             Warrants and Rights   Warrants and Rights     Securities Reflected in Column (a))
                             -------------------   -------------------     -----------------------------------
      Plan Category                  (a)                   (b)                             (c)
      -------------
Equity Compensation plans
    approved by stockholders        183,010                $3.68                        123,599

Equity Compensation plans
    approved by stockholders        233,733(1)             $4.36                              -
                                --------------         -------------                  -------------
Total                               366,743                $4.06                        123,599
                                ==============         =============                  =============

(1) Represents warrants and options granted (i) to current and former independent Directors, (ii) to certain third parties as compensation for services and (iii) to a former Chief Executive Officer of the Company in connection with a separation agreement. Such warrants and options expire between September 2004 and April 2009.


                                PERFORMANCE GRAPH

         The graph below compares the cumulative total stockholder returns of the Common Stock of the Company, the Nasdaq Stock Market Index and Media General Financial Group's Index of 180 independent oil and gas companies at each December 31 during the period beginning December 31, 1997 and ending December 31, 2002.

                              [PERFORMANCE GRAPH]

--------------------------------------------------------------------------------------------------------
          DECEMBER 31,                1997        1998      1999       2000        2001         2002
--------------------------------------------------------------------------------------------------------
NORTH COAST ENERGY, INC.             100.00      112.32     98.84       177.48    122.56       144.88
--------------------------------------------------------------------------------------------------------
MG GROUP INDEX                       100.00       64.77     90.74       131.68    107.61       112.68
--------------------------------------------------------------------------------------------------------
NASDAQ MARKET INDEX                  100.00      141.04    248.76       156.35    124.64        86.94
--------------------------------------------------------------------------------------------------------

                              CERTAIN TRANSACTIONS

         The Company believes that the terms of the following transactions were as favorable to the Company as could have been obtained from unaffiliated third parties. All future transactions between the Company and its affiliates will be on terms no less favorable to the Company than those that could be obtained from unaffiliated parties and all loans to Company affiliates and stockholders, if any, will be approved by a majority of disinterested Directors.

         The Company currently manages nine drilling programs, and each drilling program has been conducted as a separate limited partnership with the Company serving as managing general partner of each.

         The Company contributed the drill sites to each drilling program and agreed to contribute all tangible equipment necessary to drill, complete and produce each well, as well as organizational and syndication costs of each drilling program. Drilling programs raised $2.9 million during the nine months ended December 31, 2001 and $6.5 million during the fiscal year ended March 31, 2001. The Company did not sponsor any drilling programs in 2002.

         Accounts receivable from affiliates consist primarily of receivables from the partnerships managed by the Company and are for administrative fees charged to the partnerships and to reimburse the Company for amounts paid on behalf of the partnerships. Substantially all of the Company's revenues, other than oil and gas production revenue, are generated from or as a result of the organization and management of oil and gas partnerships sponsored by the Company. During the year ended March 31, 2001, the Company acquired limited partnership interests in oil and gas drilling programs that it had sponsored at a cost of approximately $676,000. During the nine months ended December 31, 2001, the Company acquired limited partnership interests in oil and gas drilling programs that it had sponsored at a cost of approximately $1,250,000. During the year ended December 31, 2002, the Company acquired limited partnership interests in oil and gas drilling programs that it had sponsored at a cost of approximately $1,517,000.

         Pursuant to the terms of a stock purchase agreement by and between the Company and NUON dated August 1, 1997, the Company agreed to sell up to 1,149,426 shares of Common Stock each year over a three-year period. NUON purchased 1,149,426 shares of Common Stock on September 4, 1997, another 1,149,426 shares on September 30, 1998 and 1,042,125 shares on September 30, 1999. All shares were purchased at a price of $4.375 per share.

         Effective March 14, 2000, the Compensation Committee, pursuant to authority delegated to it by the Board of Directors, unanimously approved the grant by the Company of a $96,000 loan to Mr. Yonel, the Chief Executive Officer, to facilitate the down payment on the purchase of a home in the vicinity of the Company's headquarters, and for related expenses. The loan will mature and the principal and interest thereon, compounded monthly at the Federal Fund's rate of 6.5% per annum, will be due in the form of a balloon payment payable on the earlier (i) of May 1, 2004 (the fifth anniversary of Mr. Yonel's employment with the Company), or (ii) one year after his employment with the Company ceases. In response to Section 402 of the Sarbanes-Oxley Act of 2002, the Company's Board of Directors determined in August 2002 that no further personal loans would be permitted to be made by the Company to any of its directors or executive officers and that no modifications would be authorized to any existing personal loans to directors or executive officers.

         Gary Regan, a Director and a member of the Compensation Committee, serves as an executive officer of an entity that controls another entity that is indebted to the Company. See "Compensation Committee Interlocks and Insider Participation."


                PROPOSAL TO AMEND THE COMPANY'S STOCK OPTION PLAN

         At the Annual Meeting, the stockholders will be asked to consider and act upon a proposal to amend the North Coast Energy, Inc. 1999 Employee Stock Option Plan (the "Plan"), providing for the granting to selected key employees of the Company and its subsidiary corporations of options to purchase not more than 400,000 shares of Common Stock, par value $.01 per share, of the Company, in addition to the original authorization to purchase not more then 400,000 shares of Common Stock. The Board of

Directors of the Company has approved the amendment to the Plan subject to approval by the stockholders of the Company. A summary of the Plan is provided below. This summary description is qualified in its entirety by reference to the text of the Plan, as proposed to be amended, which is attached as Appendix B to this Proxy Statement.

BACKGROUND

         In 1989, the Company adopted its original stock option plan, which expired by its terms on August 17, 1999. The Company's Board of Directors approved the North Coast Energy, Inc. 1999 Employee Stock Option Plan, subject to stockholder approval, on October 18, 1999. Stockholder approval was given at the Annual Meeting of Stockholders held on December 13, 1999. The terms of the Plan are essentially identical to the original stock option plan with the exception of changing the composition of the committee and the number of shares available to the Plan.

         The Plan provides for the issuance of incentive stock options within the meaning of Section 422 of the Internal Revenue Code (the "Code"), and nonqualified stock options, for federal income tax purposes, to key employees. The Plan also provides for the granting of stock appreciation rights that give the employee the right to elect a payment equal to the appreciation of the value of the Common Stock over the option price. Payment of the stock appreciation right may be made in cash, Common Stock of the Company or a combination thereof.

NEW PLAN BENEFITS

         Set forth below is certain information regarding stock options covering 98,200 shares that have been conditionally awarded under the Plan from the proposed increase of 400,000 shares described in this proposal. All options were granted on March 21, 2003 at an exercise price of $5.71 per share, which represents the average of the closing prices for the Common Stock for each of the twenty trading days immediately prior to the date of grant. Each of the awards was approved by the Compensation Committee and ratified by the Board of Directors, but each is subject to stockholder approval pursuant to this proposal. The dollar value of such stock options is not determinable.

                                NEW PLAN BENEFITS

                         1999 EMPLOYEE STOCK OPTION PLAN

                      Name and Position                             Number of Common Shares
                      -----------------                             -----------------------
    Omer Yonel
        President and Chief Executive Officer; Director                     27,160

    Dale E. Stitt
        Chief Financial Officer and Treasurer                               21,320

    Dean A. Swift
        General Counsel and Secretary                                       10,870

    Executive Group                                                         75,650

    Non-Executive Director Group                                                 0

    Non-Executive Officer Employee Group                                    22,550

PURPOSE OF THE PLAN

         The purpose of the Plan is to permit the Company to attract or retain key employees and/or to provide additional incentive to such key employees of the Company and its subsidiaries as may be designated for participation in the Plan by encouraging them to acquire a new or an additional share ownership in the Company, thus increasing their proprietary interest in the Company's business and providing them with an increased personal interest in the Company's continued success and progress. These objectives will be promoted through the grant of options to acquire shares of the Company's Common Stock pursuant to the terms of the Plan.

PLAN ADMINISTRATION

         The Plan is administered by the Compensation Committee of the Board of Directors of the Company. The Compensation Committee is composed of no fewer than two members of the Board of Directors of the Company who are designated by the Board of Directors.

         The Compensation Committee is constituted such that each member is (a) a "disinterested person" within the meaning of Rule 16b-3(c)(2)(i) under the Securities Exchange Act of 1934, as amended (the "34 Act") and (b) an "outside director" within the meaning of Section 162(m)(4) of the Code. No person may be appointed to the Compensation Committee who was eligible to receive an option or a stock appreciation right under the Plan or any other plan of the Company or any of its subsidiary corporations during the one-year period immediately preceding his appointment to the Compensation Committee. Members of the Compensation Committee receive no additional compensation for their service on the Compensation Committee.

         The Compensation Committee is authorized: (i) to select the key employees to whom options may be granted; (ii) to determine the number of shares of Common Stock subject to any option; (iii) to determine the time or times when options will be granted; (iv) to determine the option price of Common Stock subject to an option; (v) to determine the time or times when each option may be exercised; (vi) to determine at the time of the granting of an option under the Plan whether and to what extent such option is an incentive stock option entitled to the benefits of Section 422 of the Code; (vii) to determine whether stock appreciation rights shall be made part of any option granted, for the method of valuing the stock appreciation rights and whether the stock appreciation rights may be exercised in lieu of or in addition to the related option; (viii) to prescribe the form of the option agreements to be entered into under the Plan and to establish such other provisions of the option agreements not contrary to the terms and conditions of the Plan or, where the option is an incentive stock option, of Section 422 of the Code as the Compensation Committee may deem necessary or desirable; (ix) to adopt, amend and rescind such rules and regulations as, in the Compensation Committee's opinion, may be advisable in the administration of the Plan; and (x) to construe and interpret the Plan, the rules and regulations and the instruments evidencing options granted under the Plan and to make all of the determinations deemed necessary or advisable for the administration of the Plan.

PARTICIPATION IN THE PLAN

         Options may be granted from time to time in the discretion of the Compensation Committee only to such key employees of the Company or of a subsidiary corporation of the Company whose initiative and efforts contribute or may be expected to contribute to the Company's continued growth and future success, including key employees who may also be members of the Board of Directors or officers. Members of the Compensation Committee shall not be eligible to participate in the Plan, or to receive options under it while serving on the Compensation Committee. The Compensation Committee may grant more than one option, with or without stock appreciation rights, to the same employee. No option may be granted to any employee during any period of time when he is on leave of absence.

SHARES SUBJECT TO THE PLAN

         The shares to be issued upon the exercise of options granted under the Plan will be shares of Common Stock, par value $.01 per share, of the Company. The aggregate number of shares of Common Stock for which options may be granted under the Plan was originally 400,000.

          If the proposal to amend the Plan is approved the aggregate number of shares for which options may be granted will increase to 800,000. Either treasury or authorized and unissued shares, or both, in such amount or amounts, within the maximum limits of the Plan, as the Board of Directors shall from time to time determine, may be so issued. All shares which are the subject of any lapsed, expired or terminated options may be made available for re-offering under the Plan to any eligible employee. In the event a stock appreciation right is granted and such stock appreciation right is thereafter exercised in whole or in part, then such option or the portion thereof to which the duly exercised stock appreciation right relates shall be deemed to have been exercised. The shares of Common Stock which otherwise would have been issued upon exercise of such option may be made available for re-offering under the Plan to any eligible employee.

         In the event that subsequent to the date of adoption of the Plan by the Board of Directors the outstanding shares of Common Stock should, as a result of a stock split, stock dividend, combination or exchange of shares, exchange for other securities, reclassification, reorganization, redesignation, merger, consolidation, recapitalization or other such change, be increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, then (i) there shall automatically be substituted for each share of Common Stock subject to an unexercised option (in whole or in part) granted under the Plan and each share of Common Stock available for additional grants of options under the Plan the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be changed or for which each such share of Common Stock shall be exchanged, (ii) the option price per share of Common Stock or unit of securities shall be increased or decreased proportionately so that the aggregate purchase price for the securities subject to the option shall remain the same as immediately prior to such option, and (iii) the Board shall make such other adjustments to the securities subject to options and the provisions of the Plan and option agreements as may be appropriate and equitable. Any such adjustment may provide for the elimination of fractional shares.

OPTION PROVISIONS

         Option Price. The option price per share which is the subject of an incentive stock option under the Plan will be determined by the Compensation Committee at the time of grant, but may not be less than 100% of the fair market value of a share of Common Stock on the date such an option is granted. If the employee to whom an option is granted, however, is at the time of such grant an owner of more than 10% of the total combined voting power of all classes of the stock of the Company (a "substantial shareholder"), the option price per share will not be less than 110% of the fair market value of the shares on the date an option is granted. The option price per share under each option granted pursuant to the Plan which is not an incentive stock option will be determined by the Compensation Committee at the time of grant and may be above or below the fair market value of the Company's Common Stock on the date such option is granted. Notwithstanding the foregoing, no option may be granted at an option price of less than 50% of the fair market value of the Company's shares of Common Stock on the date such option is granted.

         Period of Option. The Compensation Committee determines when each option is to expire, but no option may be exercisable for a period of more than ten years from the date upon which the option is granted. No incentive stock option granted to an employee who is a substantial shareholder at the time of the grant of the option may be exercisable after the expiration of the five years from the date of grant of the option.

         Limitations on Exercise and Transfer of Options. Only the key employee to whom the option is granted may exercise the option except where a guardian or other legal representative has been duly appointed for such employee, and except as otherwise provided in the case of such employee's death. No option is transferable except by the Last Will and Testament of the employee to whom it is granted, or, if the employee dies intestate, by the applicable laws of descent and distribution or, subject to approval by the

Compensation Committee, for transfers to family members or charitable institutions. No option may be pledged or hypothecated, nor may any option be subject to execution, attachment or similar process.

         Conditions Governing Exercise of Options. The Compensation Committee may, in its absolute discretion, either require that, prior to the exercise of any option, the optionee must have been an employee for a specified period after the date of such option, or make any option immediately exercisable.

         Each option will be subject to such additional restrictions or conditions with respect to the right to exercise and the time and method of exercise as the Compensation Committee may prescribe. Upon satisfaction of any such conditions, the option may be exercised in whole or in part at any time during the option period, but this rate of exercise shall be limited to whole shares, unless the Compensation Committee determines otherwise. Options are exercisable by the optionee giving written notice to the Company of the optionee's intention to exercise the same accompanied by full payment of the purchase price in cash or, with the consent of a Compensation Committee, in whole or in part in shares of Common Stock having a fair market value on the date the option is exercised equal to that portion of the purchase price for which payment in cash is not made.

         Termination of Employment. If an optionee ceases to be an employee of the Company and its subsidiaries, his option shall, unless otherwise provided in the option agreement between the optionee and the Company, terminate on the date he ceases to be so employed and neither he nor any other person will have any rights after the date he ceases to be so employed to exercise all or any part of the option. If, however, the cessation of employment is the result of an optionee's death, then the option may be exercised within twelve months after the optionee's death by the optionee's estate or the person designated in the optionee's Last Will and Testament or to whom transferred by the applicable laws of descent and distribution. Notwithstanding the foregoing, in no event will any option be exercisable after the expiration of the option period and not to any greater extent than the optionee would have been entitled to exercise the option at the time of his death.

         In the event an employee of the Company or one of its subsidiaries is granted a leave of absence by the Company or such a subsidiary to enter military service or because of sickness, his employment with the Company or such subsidiary shall not be considered as terminated and he shall be deemed an employee of the Company or such subsidiary during such leave of absence or any extension thereof granted by the Company or such subsidiary.

         Limitations on Grant of Incentive Stock Options. During the calendar year in which any incentive stock options granted under the Plan first become exercisable by an optionee, the aggregate fair market value of the shares of Common Stock which are subject to such incentive stock options (determined as of the date the incentive stock options were granted) may not exceed the sum of $100,000. Options that are not designated as incentive stock options will not be subject to the limitation described in the preceding sentence and will not be counted when applying such limitation.

         Prohibition of Alternative Options. It is intended that key employees may be granted, simultaneously or from time to time "incentive stock options" under Section 422 of the Code, or other stock options, but no key employee shall be granted alternative rights in incentive stock options and other stock options so as to prevent options granted as incentive stock options under the Plan from qualifying as such within the meaning of Section 422 of the Code.

         Stock Appreciation Rights. A key employee may be awarded, either at the time of grant or subsequently, the right to elect alternative payment in lieu of exercising all or a portion of the options granted to him. Stock appreciation rights must be specifically granted upon such terms and conditions as are specified by the Compensation Committee, if the Company is the employer of the key employee, or by the Board of Directors of a subsidiary corporation, subject to the Compensation Committee's approval, if such a subsidiary corporation is the employer of the key employee. No optionee shall be entitled to such rights solely as a result of the grant of an option to him. Such right, if granted, may be exercised with respect to all or any portion of the option to which it applies. Stock appreciation rights, if granted, will be exercisable only during the periods beginning on the third business day following the release of a summary statement of the Company's quarterly or annual sales and earnings and ending on the twelfth business day following said date. Any stock appreciation right shall provide that an option holder will have the right to receive an amount equal to 100% of the excess, if any, of the fair market value of the shares of Common Stock covered by the option, determined as of the date of exercise of the stock appreciation right by the Compensation Committee, over the option price. Such amount will be payable either by the Company or the subsidiary corporation, whichever is the employer of the key employee, in one or more of the following manners, as determined by the Compensation Committee: (i) in cash; (ii) in fully paid shares of Common Stock having the fair market value equal to such amount; or (iii) in a combination of a cash and shares of Common Stock.

         In no event may any optionee exercise any stock appreciation rights granted under the Plan unless such optionee is then permitted to exercise the option or the portion thereof with respect to which such stock appreciation rights relate and the fair market value of shares of Common Stock covered by the option exceeds the option price of such shares of Common Stock. Upon the exercise of any stock appreciation rights, the option, or that portion thereof to which such stock appreciation rights relate, will be canceled and the optionee must surrender such option for cancellation and reissuance, if appropriate. The terms of any stock appreciation rights granted under the Plan will be incorporated in the option agreement which covers the option with respect to which the stock appreciation rights are granted, and will be such terms (not inconsistent with the Plan) as the Compensation Committee may prescribe. The granting of an option or stock appreciation right will impose no obligation upon the optionee to exercise such option or right and the Company's obligation to satisfy the stock appreciation rights will not be funded or secured in any manner.

AMENDMENTS TO THE PLAN

         The Compensation Committee is authorized to interpret the Plan and from time to time adopt any rules and regulations for carrying out the Plan that it may deem advisable. Subject to the approval of the Board of Directors of the Company, the Compensation Committee may at any time amend, modify, suspend or terminate the employee plan. In no event, however, without the approval of shareholders, may any action of the Compensation Committee or the Board of Directors result in: (i) amending, modifying or altering the eligibility requirements; (ii) increasing or decreasing, except as set forth in "Shares Subject to the Plan" above, the maximum number of shares as to which options may be granted; (iii) decreasing the minimum option price per share which options may be granted under the Plan; (iv) extending either the maximum period during which an option is exercisable or the date on which the Plan shall terminate;
(v) changing the requirements relating to the Compensation Committee; or (vi) making any other change which would cause any options granted under the employee plan as incentive stock options not to qualify as such options within the meaning of Section 422 of the Code, except to conform the employee plan and the option agreements to changes in the Code or governing law.

TERMINATION OF THE PLAN

         The Plan will terminate on October 18, 2009. All options outstanding at the time of termination of the Plan will continue in full force and effect according to their terms and the terms and conditions of the Plan.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         Incentive Stock Options. With respect to an incentive stock option, the optionee will realize no income for federal income tax purposes upon the grant or exercise of the option, but the difference between the option price and the fair market value of the shares at the date of issuance of the shares to the employee (following exercise of the incentive stock option) will constitute an item of tax preference which may be subject to the alternative minimum tax.

         If no disposition of shares acquired through the exercise of incentive stock options is made by the optionee within one year after the issuance of the shares to him, or within two years after the grant of the option, any amount realized by the optionee in the event of a sale of the shares which is in excess of his cost will be taxed as a long-term capital gain.

         The Company is entitled to no deduction for federal income tax purposes, either in connection with the granting of an incentive stock option or the issuance of shares upon exercise. If, however, the optionee disposes of his shares within the one year or two year periods mentioned above, he will be required to include in his income, as compensation, the excess of the fair market value of the shares at the date of issuance or, in certain cases, if less, the amount realized on disposition, over the option price, and the Company will be entitled to a business expense deduction in the year of disposition of the shares equal to any amount which the optionee is required to treat as compensation income.

         Nonqualified Stock Options. With respect to a nonqualified stock option, an optionee will not realize income upon the granting of such option; however, any year in which an optionee who is not an officer, director or owner of 10% or more of the Company's Common Stock, exercises a part or all of such option, the excess, if any, of the fair market value of the shares of Common Stock at the date of exercise over the option price will be taxed as compensation at ordinary income tax rates, and the Company will be entitled to a tax deduction for a like amount in the same year. When an optionee who is an officer, director or owner of 10% or more of the Company's Common Stock, exercises a part or all of such option, the optionee will not realize income at the time of exercise unless he makes the election discussed hereinafter, but the excess, if any, of the fair market value of the shares on the date six months after the date of exercise over the option price will be taxed at ordinary income tax rates at that time, and the Company will be entitled to a tax deduction for a like amount. The optionee may elect, within thirty days after issuance of shares upon exercise of the option (which the Internal Revenue Service may assert occurs on the date of exercise), to treat the excess, if any, of the fair market value of the shares on the date of issuance over the option price as ordinary income at that time, and the Company will be entitled to a tax deduction for a like amount. If this election is made, no additional income will be realized by the optionee on the date six months after the date of issuance.

RECOMMENDATION; REQUIRED VOTE

         The Board of Directors recommends that the stockholders vote FOR the proposal to amend the Company's 1999 Employee Stock Option Plan. The affirmative vote of the holders of shares entitled to exercise a majority of the voting power of the Company and present at the Annual Meeting, in person or by proxy, is required to amend the Plan.

                                  OTHER MATTERS

         The Board of Directors is not aware of any matter to come before the Meeting other than those mentioned in the Notice of Annual Meeting of Stockholders. If other matters, however, properly come before the Meeting, it is the intention of the persons named in the accompanying proxy to vote in accordance with their best judgment on such matters insofar as the proxies are not limited to the contrary.

         A representative of the firm of Hausser + Taylor LLP, the Company's independent accountants, will be in attendance at the Meeting, will have an opportunity to make a statement if that representative so desires and will be available to respond to questions from stockholders concerning the Company's audited financial statements.

         The Company expects to solicit proxies primarily by mail, but Directors, officers and employees of the Company may also solicit proxies in person or by telephone. All reasonable expenses in connection with the solicitation of proxies will be borne by the Company. The Company will make arrangements for the forwarding, at the Company's expense, of soliciting materials by brokers, nominees and other custodians to their principals.

         Any stockholder who wishes to submit a proposal for inclusion in the proxy materials to be distributed by the Company in connection with its annual meeting of stockholders to be held in 2004 must do so no later than December 27, 2003. To be eligible for inclusion in the 2004 proxy materials of the Company, proposals must conform to the requirements set forth in Regulation 14A under the Securities Exchange Act of 1934.

         The Company may use its discretion in voting proxies with respect to stockholder proposals not included in the Proxy Statement for 2004, unless the Company receives notice of such proposals prior to March 11, 2004.

Upon receipt of a written request from any stockholder, the Company will mail, at no charge to the stockholder, a copy of the Company's Annual Report on Form 10-K, including financial statements and schedules required to be filed with the Commission pursuant to Rule 13a-1 under the Securities Exchange Act of 1934, for the Company's most recent year. Written requests for such Annual Report should be directed to:

                            North Coast Energy, Inc.
                                1993 Case Parkway
                           Twinsburg, Ohio 44087-2343
                  Attention: Director of Corporate Development

         You are urged to sign and return your proxy promptly in the enclosed return envelope to make certain your shares will be voted at the Meeting.

                                  By Order of the Board of Directors,



                                  Dean A. Swift
                                  Secretary

April 25, 2003

                                                                      APPENDIX A

                            NORTH COAST ENERGY, INC.

                         CHARTER OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS


PURPOSE

         The primary function of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") in fulfilling its oversight responsibilities by reviewing the financial statements and other financial reports and information provided by the Company to any governmental body or the public; the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; the Company's auditing, accounting and financial reporting processes generally; the independent auditor's qualifications and independence; and the compliance by the Company with applicable legal and regulatory requirements.

         The Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the "Commission") to be included in the Company's annual proxy statement.

         In adopting this Charter, the Board expresses its intent to foster and enhance the Company's adherence to best practices in corporate governance and compliance with all applicable legal and regulatory requirements, including those adopted in the Sarbanes-Oxley Act of 2002.

COMPOSITION

         The Committee shall be comprised of three or more directors as determined by the Board, each of whom shall satisfy the independence, stock ownership or control, financial literacy and experience requirements established by NASDAQ (or any exchange upon which the Company's securities may be listed),
Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act"), and the rules and regulations promulgated by the Commission, as any or all of such requirements may be amended from time to time, or satisfy any applicable waivers of any such requirements. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant.

         The members of the Committee shall be elected by the Board at the Annual Meeting of the Board and shall serve until the next Annual Meeting, or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

         At least one member of the Committee shall be an "audit committee financial expert" (as that term is defined by the Commission).


MEETINGS

         The Committee shall meet as often as it determines to be appropriate as circumstances dictate, but not less frequently than quarterly. As part of its job to foster open communication, the Committee should meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately.

         In addition, the Committee or at least its Chair should meet with the independent auditor and management quarterly to review the Company's quarterly financial statements and reports. The Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

RESPONSIBILITIES

         The duties and responsibilities of a member of the Committee are in addition to those duties set out for a member of the Board.

         In addition to the other responsibilities, both general and specific, provided for herein, it is the intention of the Board that the Committee shall have full authority and responsibility with respect to the following activities, with the purpose being that the Committee have the following specific responsibilities and authority: (i) the pre-approval of all audit services and permissible non-audit services as set forth in Section 10A(i) of the Exchange Act, (ii) the sole authority to appoint, determine funding for, retain, and oversee the independent auditor as set forth in Section 10A(m)(2) of the Exchange Act, (iii) the authority to engage and determine funding for independent counsel and other advisors as set forth in Section 10A(m)(5) of the Exchange Act, and (iv) the responsibility to establish procedures for complaints as set forth in Section 10A(m)4) of the Exchange Act.

     SPECIFIC DUTIES AND RESPONSIBILITIES

     1. Engagement of Independent Auditor. The Committee shall annually appoint the firm that shall serve as the Company's independent auditor (subject, if applicable, to stockholder ratification). In this matter the Committee shall have a clear understanding with management and the independent auditor that the independent auditor is ultimately accountable to the Committee, as representatives of the Company's stockholders. The Committee shall have the ultimate authority and responsibility to determine the compensation of, to evaluate and, where appropriate, to replace the independent auditor. The independent auditor will report directly to the Committee.

     2. Annual Financial Statements. The Committee shall review with representatives of the independent auditor:

          a. The scope of, and the plan for the staffing of, its annual audit of the Company's financial statements;

          b.   The annual audit fees and approve the same if appropriate;

          c.   The results of the most recent annual audit;

          d. Any recommendations with respect to internal controls and other financial matters, including any perceived weaknesses in the Company's internal controls, policies, procedures, business risk, and legal and ethical compliance matters;

          e. Any significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection and application of accounting principles, the development, selection and disclosure of critical accounting estimates, and analyses of the effect of alternative assumptions, estimates or GAAP methods on the Company's financial statements;

          f. Material written communications between the independent auditor and the Company's management, such as any management letter or schedule of unadjusted differences;

          g. The effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements;

          h. Major financial risk exposures and the steps that management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies;

          i. The annual financial statements to be contained in the annual Form 10-K report to determine that the independent auditor and management are satisfied with the disclosure and content of the financial statements to be presented to stockholders and recommend to

          j. the Board whether the annual financial statements should be included in the annual Form 10-K report; and

          k. The matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

     3. Annual and Quarterly Financial Statements and Disclosures. The Committee shall review annual and interim financial statements with management and the independent auditor prior to filing with the SEC any annual Form 10-K report or quarterly Form 10-Q report, including the "Management's Discussion and Analysis of Financial Condition and Results of Operations" contained in each report. The Committee shall also discuss the results of the annual and quarterly review and any other matters required to be communicated to the Committee by the independent auditor under generally accepted auditing standards. The Committee also shall discuss at this time earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as information and earnings guidance provided to analysts and rating agencies.

     4. Non-Audit Services - Approval and Disclosure. The Committee shall approve in advance, and review, the nature and cost of any non-audit services performed for the Company by its independent auditor. The Company shall not engage its independent auditor to perform any of the following non-audit services:

          a. Bookkeeping or other services related to the accounting records or financial statements of the Company or its subsidiaries;

          b.   Financial information systems design and implementation;

          c. Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

          d.   Actuarial services;

          e.   Internal audit outsourcing services;

          f.   Management functions or human resources;

          g. Broker or dealer, investment adviser, or investment banking services;

          h. Legal services and expert services unrelated to the audit (except that tax services shall be permitted); and

          i. Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

The Chairman is authorized, in intervals between meetings of the Committee, to approve in advance non-audit services in an aggregate amount not to exceed $50,000, provided that such decisions of the Chairman to approve in advance such non-audit services shall be presented to the full Committee at its next scheduled meeting.

All non-audit services that are approved by the Committee or the Chairman shall be disclosed in the periodic reports that the Company files with the Commission, including the date on which the non-audit services were approved to the extent required by applicable Commission rules and regulations.

     5. Qualifications of Independent Auditor. At least annually, the Committee shall obtain and review a report by the Company's independent auditor which describes (a) the independent auditor's internal quality control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues; and (d) all relationships between the independent auditor and the Company. The Committee shall review and evaluate the lead partner of the independent auditor team. The Committee shall evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor's quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the independent auditor's independence, and taking into account the opinions of management.

          The Committee shall present its conclusions with respect to the independent auditor to the Board. The Committee shall ensure the rotation of audit partners as required by law.

     6. Oversight of the Company's Senior Financial Officers. The Committee shall:

          a. Develop a Code of Ethics for the Company's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; and

          b. Monitor compliance with such Code of Ethics and cause any waiver of the Code to be disclosed in a Form 8-K Report filed with the SEC or posted on the Company's web site.

     7.   CEO/CFO Certifications. The Committee shall:

          a. Review with the CEO and CFO each quarter the certifications that each of them shall make in connection with the filing of the Company's next Quarterly Report on Form 10-Q or Annual Report on Form 10-K; and

          b. Review the procedures that were followed by the CEO, CFO and other financial staff of the Company to provide reasonable assurances that the statements in the CEO and CFO certifications are true and accurate.

     8.   Compliance Oversight Responsibilities. The Committee shall:

          a. Review compliance by the Company and its subsidiaries and all directors, officers and employees with the Company's code of business conduct, which includes policies on ethics, public responsibility, conflicts of interest and related party transactions;

          b. Review with management and the independent auditor any correspondence with regulators or governmental agencies and any employee complaints or published reports that raise material issues regarding the Company's financial statements or accounting policies;

          c. Discuss with (or obtain a report from) the Company's General Counsel concerning legal matters that may have a material impact on the financial statements or the Company's compliance policies.

          d. Obtain reports from management and the independent auditor that the Company and its subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company's code of business conduct and Code of Ethics. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's code of business conduct and Code of Ethics.

          e. Review and approve all "related party transactions" (as that term is defined by NASDAQ), and review related reports and disclosures regarding such transactions;

          f. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters; and

          g. Make such other recommendations to the Board on such matters, within the scope of its functions, as may come to its attention and which in its discretion warrant consideration by the Board.

     9. Reports to Board. The Committee shall make regular reports to the Board.

     10. Engagement of Advisors and Experts. The Committee shall have full authority, to the extent it deems necessary or appropriate, to retain counsel, other advisors and experts to assist in carrying out its responsibilities.

     11. Funding. The Company shall provide the Committee with appropriate funding to carry out its duties hereunder, including the compensation of advisers.

     12. General. The Committee shall recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

     13. Charter. The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.



LIMITATIONS OF COMMITTEE'S ROLE


Although the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

                                                                      APPENDIX B

                            NORTH COAST ENERGY, INC.

                         1999 EMPLOYEE STOCK OPTION PLAN


North Coast Energy, Inc. (the "Company") hereby adopts a stock option plan for eligible employees of the Company and its subsidiary corporations pursuant to the following terms and provisions.

1. Purpose of the Plan. The purpose of this plan (the "Plan") is to provide additional incentive to such key employees of the Company and its subsidiary corporations as may be designated for participation herein by encouraging them to acquire a new or an additional share ownership in the Company, thus increasing their proprietary interest in the Company's business and providing them with an increased personal interest in the Company's continued success and progress and to attract and retain individuals with experience and/or ability for the Company. These objectives will be promoted through the grant of options to acquire shares of the Company's common stock pursuant to the terms of the Plan. It is intended that eligible employees may be granted, simultaneously or from time to time, "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or other stock options, but no provision of the Plan is intended or shall be construed to grant employees alternative rights in incentive stock options and other stock options so as to prevent options granted as incentive stock options under the Plan from qualifying as such options within the meaning of Section 422 of the Code. In this Plan, the terms "employees of the Company", "employment by the Company", and "in the employ of the Company", shall be deemed to include employees of, employment by, and in the employ of, a "subsidiary corporation" or "parent corporation" of the Company, as those terms are defined in Section 424 of the Code.

2. Effective Date of the Plan. The Plan shall become effective as of October 18, 1999, the date of adoption by the Board of Directors of the Company, subject to approval by holders of shares representing a majority of the outstanding voting stock of the Company present at a meeting of stockholders called for that purpose.

3. Administration of the Plan. The Plan shall be administered by the Stock Option and Compensation Committee of the Board of Directors of the Company (the "Committee") as appointed from time to time by the Board of Directors from among its members, none of whom shall be eligible to be granted stock options under the Plan and each of whom shall be (a) a "disinterested person" within the meaning of Rule 16b-3(c)(2)(i) under the Securities Exchange Act of 1934, as amended (the "34 Act") and (b) an "outside director" within the meaning of
Section 162(m)(4) of the Code.

Subject to the terms and conditions of the Plan, the Committee shall be authorized:

         (a)      To select the key employees to whom options may be granted;

         (b) To determine the number of shares of Common Stock to be covered by any option;

         (c)      To determine the time or times when options will be granted;

         (d) To determine the time or times when each option may be exercised;

         (e) To determine at the time of grant of an option under the Plan whether and to what extent such option is an incentive stock option entitled to the benefits of Section 422 of Code;

         (f) To determine whether stock appreciation rights shall be made part of any option grant to any key employee employed by the Company and to approve such stock appreciation rights made part of any option grant to any key employee employed by any subsidiary corporation of the Company pursuant to Section 8 hereof;

         (g) To prescribe the form of the option agreements to be granted under the Plan; and

         (h) To establish such other provisions of the option agreements not contrary to the terms and conditions of the Plan or, where the option is an incentive stock option, of Section 422 of the Code as the Committee may deem necessary or desirable.

4. Employees Eligible for Options. Options may be granted from time to time in the discretion of the Committee only to such key employees of the Company or of a subsidiary corporation of the Company as may be designated by the Committee whose initiative and efforts contribute or may be expected to contribute to the Company's continued growth and future success, including key employees who may also be members of the Board of Directors or officers, subject to the restrictions herein contained. Members of the Committee shall not be eligible to participate in this Plan, or to receive options under it, while serving on the Committee. The Committee may grant more than one option, with or without stock appreciation rights, to the same employee. No option shall be granted to any employee during any period of time when he is on leave of absence.

5. Shares Subject to the Plan. The shares to be issued upon the exercise of options granted under the Plan shall be shares of common stock, par value $.01 per share of the Company ("Common Stock"). Either treasury or authorized and unissued shares of Common Stock, or both, in such amount or amounts, within the maximum limits of the Plan, as the Board of Directors shall from time to time determine, may be so issued. All shares of Common Stock which are the subject of any lapsed, expired or terminated options may be made available for reoffering under the Plan to any eligible employee. In the event a stock appreciation right is granted in conjunction with an option pursuant to Section 8 and such stock appreciation right is thereafter exercised in whole or in part, then such option or the portion thereof to which the duly exercised stock appreciation right relates shall be deemed to have been exercised. The shares of Common Stock which otherwise would have been issued upon exercise of such option may be made available for reoffering under the Plan to any eligible employee.

Subject to the provisions of the next succeeding paragraph of this Section 5, the aggregate number of shares of Common Stock for which options may be granted under the Plan shall be eight hundred thousand (800,000) shares of Common Stock.

In the event that subsequent to the date of adoption of the Plan by the Board of Directors the authorized number of shares of Common Stock should, as a result of a stock split, stock dividend, combination or exchange of shares, exchange for other securities, reclassification, reorganization, redesignation, merger, consolidation, recapitalization or other such change, be increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, then (i) there shall automatically be substituted for each share of Common Stock subject to an unexercised option (in whole or in part) granted under the Plan and each share of Common Stock available for additional grants of options under the Plan the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be changed or for which each such share of Common Stock shall be exchanged, (ii) the option price per share of Common Stock or unit of securities shall be increased or decreased proportionately so that the aggregate purchase price for the securities subject to the option shall remain the same as immediately prior to such event, and (iii) the Board shall make such other adjustments to the securities subject to options and the provisions of the Plan and option agreements as may be appropriate and equitable. Any such adjustment may provide for the elimination of fractional shares.

6.       Option Provisions.

         (a) Option price. The option price per share of Common Stock which is the subject of an incentive stock option under the Plan shall be determined by the Committee at the time of grant but shall not be less than one hundred percent (100%) of the fair market value of the

                  Company's shares of Common Stock on the date such an option is granted; provided, however, that if the employee to whom an option is granted is at the time of the grant of the option an owner as defined in Section 425(d) of the Code of more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any subsidiary corporation (a "Substantial Shareholder") the option price per share of Common Stock shall be determined by the Committee from time to time but shall never be less than one hundred ten percent (110%) of the fair market value of the Company's shares of Common Stock on the date such an option is granted. The option price per share of Common Stock under each option granted pursuant to the Plan which is not an incentive stock option shall be determined by the Committee at the time of grant but shall not be less than fifty percent (50%) of the fair market value of the Company's shares of Common Stock on the date such option is granted. Such fair market value shall be determined in accordance with procedures to be established by the Committee. The day on which the Committee approves the granting of an option shall be considered the date on which such option is granted.

         (b) Period of option. The Committee shall determine when each option is to expire but no option shall be exercisable for a period of more than ten (10) years from the date upon which the option is granted; provided, however, no incentive stock option granted to an employee who is a Substantial Shareholder at the time of the grant of such option shall be exercisable after the expiration of five (5) years from the date of the grant of the option.

         (c) Limitation on exercise and transfer of options. No option granted hereunder shall be transferable except (i) by the Last Will and Testament of the employee to whom it is granted or, if the employee dies intestate, by the applicable laws of descent and distribution, or (ii) subject to the prior approval of the Committee, for transfers to "family members" (as defined below) or charitable institutions (subject to such limitations as the Committee in its discretion may impose, if necessary, to comply with applicable securities laws), in each case subject to the condition that the Committee be satisfied that such transfer is being made by the participant for estate planning, tax planning or donative purposes and no consideration (other than nominal consideration or interests in a family partnership, family corporation or other family-related entity) is received by the participant therefor. Except as provided above, during the lifetime of a participant, awards hereunder are exercisable only by, and payable only to, the participant.

                  For purposes hereof, a "family member" shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the participant's household (other than a tenant or employee) a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the participant) control the management of assets, and any other entity in which these persons (or the participant) own more than fifty percent of the voting interests. No option granted hereunder may be pledged or hypothecated, nor shall any such option be subject to execution, attachment or similar process.

         (d) Employment required before exercise of option. The Committee may, in its absolute discretion, require that prior to the exercise of all or any part of any option granted hereunder, the optionee shall have remained in the employ of the Company or any subsidiary corporation for a specified period after the date of such option, but always subject to the right of the Company or any such subsidiary corporation to terminate his employment during such period, or the Committee may determine to make any option granted hereunder immediately exercisable. Each option shall be subject to such additional restrictions as to the time and method of exercise as shall be prescribed by the Committee. Upon completion of the required period or periods of employment, if any, the option or the appropriate portion thereof may be exercised in whole or in part from time to time during the option period, but this right of exercise shall be limited to whole shares. Options shall be exercised by the optionee giving written notice to the Company of intention to exercise the same accompanied by full payment of the purchase price in cash or, with the consent of the Committee, in whole or in part through the delivery of shares of Common Stock having a fair market value on the date the option is exercised equal to that portion of the purchase price for which payment in cash is not made.

         (e) Termination of employment. If the optionee ceases to be an employee of the Company or one of its subsidiary corporations, his option shall, unless extended by the Committee on or before his date of termination of employment, terminate on the effective date of termination of his employment and neither he nor any other person shall have any right after such date to exercise all or any part of his option. If, however, the cessation of employment is because of such optionee's death, then the option may be exercised within twelve (12) months after the optionee's death by the optionee's estate or the person designated in the optionee's Last Will and Testament or to whom transferred by the applicable laws of descent and distribution. Notwithstanding the foregoing, in no event shall any option be exercisable after the expiration of the option period and not to any greater extent than the optionee would have been entitled to exercise the option at the time of his death.

                  In the event an employee of the Company or one of its subsidiaries is granted a leave of absence by the Company or such subsidiary to enter military service or because of sickness, his employment with the Company or such subsidiary shall not be considered as terminated and he shall be deemed an employee of the Company or such subsidiary during such leave of absence or any extension thereof granted by the Company or such subsidiary.

         (f) Limitations on grant of incentive stock options. The aggregate fair market value, determined as of the date an incentive stock option is granted, of the shares of Common Stock for which any employee may be granted incentive stock options which are exercisable for the first time in any calendar year shall not exceed One Hundred Thousand Dollars ($100,000).

7. Amendments to Plan. The Committee is authorized to interpret the Plan and from time to time adopt any rules and regulations for carrying out the Plan that it may deem advisable. Subject to the approval of the Board of Directors of the Company, the Committee may at any time amend, modify, suspend or terminate the Plan. In no event, however, without the approval of shareholders, shall any action of the Committee or the Board of Directors result in:

         (a) Amending, modifying or altering the eligibility requirements provided in Section 4 hereof;

         (b) Increasing or decreasing, except as provided in Section 5 hereof, the maximum number of shares as to which options may be granted;

         (c) Decreasing the minimum option price per share at which options may be granted under the Plan as provided in Section 6(a) hereof;

         (d) Extending either the maximum period during which an option is exercisable as provided in Section 6(b) hereof or the date on which the Plan shall terminate as provided in Section 11 hereof;

         (e)      Changing the requirements relating to the Committee; or

         (f) Making any other change which would cause any options granted under the Plan as incentive stock options not to qualify as such options within the meaning of Section 422 of the Code; except to conform the Plan and the option agreements to changes in the Code or governing law.

8. Stock Appreciation Rights. A key employee may be awarded, either at the time of grant or subsequently, the right to elect alternative payment in lieu of exercising all or a portion of the options granted to him. Stock appreciation rights must be specifically granted upon such terms and conditions as specified by the Committee, if the Company is the employer of the key employee, or by the Board of Directors of a subsidiary corporation subject to the Committee's approval, if such subsidiary corporation is the employer of the key employee. No optionee shall be entitled to such rights solely as a result of the grant of an option to him. Such right if granted, may be exercised by said option holder either with respect to all or a portion of the option to which it applies. Stock appreciation rights are exercisable only during the periods beginning on the third business day following the release of a summary statement of the Company's quarterly or annual sales and earnings and ending on the twelfth business day following said date. The stock appreciation right shall provide that an option holder shall have the right to receive an amount equal to one hundred percent (100%) of the excess, if any, of the fair market value of the shares of Common Stock covered by the option, determined as of the date of exercise of the stock appreciation right by the Committee in the same manner as such value is determined for purposes of the granting of options, over the option price. Such amount shall be payable by either the Company or the subsidiary corporation, whichever such corporation is the employer of the key employee, in one or more of the following manners, as shall be determined by the Committee, if the Company is the employer of the key employee, or by the Board of Directors of the subsidiary corporation subject to the Committee's approval, if such subsidiary corporation is the employer of the key employee:

         (a)      cash;

         (b) fully-paid shares of Common Stock having a fair market value equal to such amount; or

         (c)      a combination of cash and shares of Common Stock.

In no event may any person exercise any stock appreciation rights granted hereunder unless (i) such person is then permitted to exercise the option or the portion thereof with respect to which such stock appreciation rights relate, and
(ii) the fair market value of the shares of Common Stock covered by the option, determined as provided above, exceeds the option price of such shares of Common Stock. Upon the exercise of any stock appreciation rights, the option, or that portion thereof to which such stock appreciation rights relate, shall be cancelled and such person shall surrender such option for cancellation and reissuance, if appropriate. Stock appreciation rights granted hereunder shall be made a part of the option agreements in such form as the Committee shall approve from time to time and which shall not be inconsistent with this Plan. The granting of an option or stock appreciation right shall impose no obligation upon the optionee to exercise such option or right. The Company's or a subsidiary corporation's obligation to satisfy stock appreciation rights shall not be funded or secured in any manner.

9. Investment Representation, Approvals and Listing. The Committee may, if it deems appropriate, condition its grant of any option hereunder upon receipt of the following investment representation from the optionee:

                  "I further agree that any shares of Common Stock of North Coast Energy, Inc. which I may acquire by virtue of this option shall be acquired for investment purposes only and not with a view to distribution or resale; provided, however, that this restriction shall become inoperative in the event the said shares of Common Stock subject to this option shall be registered under the Securities Act of 1933, as amended, or in the event there is presented to North Coast Energy, Inc. an opinion of counsel satisfactory to North Coast Energy, Inc. to the effect that the offer or sale of the shares of Common Stock subject to this option may lawfully be made without registration of the said shares of stock under the Securities Act of 1933, as amended."

The Company shall not be required to issue any certificate or certificates for shares of Common Stock upon the exercise of an option or a stock appreciation right granted under the Plan prior to (i) the obtaining of any approval from any governmental agency which the Company shall, in its sole discretion, determine to be necessary or advisable, (ii) the admission of such shares to listing on any national securities exchange on which the shares of Common Stock may be listed, (iii) the completion of any registration or other qualification of the shares of Common Stock under any state or federal law or ruling or regulations of any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable or the determination by the Company, in its sole discretion, that any registration or other qualification of the shares of Common Stock is not necessary or advisable and (iv) the obtaining of an investment representation from the optionee in the form stated above or in such other form as the Company, in its sole discretion, shall determine to be adequate.

10. General Provisions. The form and substance of option agreements and grants of stock appreciation rights, whether granted at the same or different times, need not be identical.

Nothing in the Plan or in any option agreement shall confer upon any employee any right to continue in the employ of the Company or any of its subsidiary corporations, to be entitled to any remuneration or benefits not set forth in the Plan or such option, or to interfere with or limit the right of the Company or any subsidiary corporation to terminate his employment at any time, with or without cause. No employee of the Company or other person shall have any right to be granted an award under the Plan except in the discretion of the Committee.

Nothing contained in the Plan or in any option agreement shall be construed as entitling any optionee to any rights of a shareholder as a result of the grant of an option until such time as shares of Common Stock are actually issued to such optionee pursuant to the exercise of an option or stock appreciation rights.

The Plan may be assumed by the successors and assigns of the Company.

The liability of the Company under the Plan and any distribution of Common Stock made hereunder is limited to the obligations set forth herein with respect to such distribution and no term or provision of the Plan shall be construed to impose any liability on the Company in favor of any person with respect to any loss, cost or expense which the person may incur in connection with or arising out of any transaction in connection with the Plan, including, but not limited to, any liability to any federal, state, or local tax authority and/or any securities regulatory authority.

The cash proceeds received by the Company from the issuance of shares of Common Stock pursuant to the Plan will be used for general corporate purposes or in such other manner as the Board of Directors deems appropriate.

The expense of administering the Plan shall be borne by the Company.

The captions and section numbers appearing in the Plan are inserted only as a matter of convenience. They do not define, limit, construe or describe the scope or intent of the provisions of the Plan.

11. Termination of the Plan. The Plan shall terminate on the tenth (10th) anniversary of the adoption hereof by the Board of Directors, and thereafter no options shall be granted hereunder. All options outstanding at the time of termination of the Plan shall continue in full force and effect according to their terms and the terms and conditions of the Plan. The Board may at any time terminate or from time to time amend the Plan in whole or in part, but no such action shall adversely affect any rights or obligations with respect to any awards theretofore made under the Plan.

12. Taxes. Appropriate provisions shall be made for all taxes required to be withheld and/or paid in connection with the options or the exercise thereof and the transfer of Common Stock pursuant thereto, under the applicable laws or other regulations of any governmental authority, whether federal, state, or local and whether domestic or foreign. In its discretion, the Company may permit the optionee to satisfy such withholding requirements by (a) the Company withholding from issuance to the optionee such number of Common Stock otherwise issuable upon exercise of the option as the Company and the optionee may agree, provided, however, that the optionee must have had on file with the Company, for at least six (6) months prior thereto, an effective standing election to satisfy said optionee's tax withholding obligations in such a fashion, which election form by its terms shall not be revocable or amendable for at least six (6) months, or (b) with the consent of the Board, in whole or in part, in Common Stock having a fair market value on the date the option is exercised equal to that portion of the withholding obligation for which payment in cash is not made.

13. Changes in Governing Rules and Regulations. All references herein to the Internal Revenue Code of 1986, as amended, or sections thereof, or to rules and regulations of the Department of Treasury or of the Securities and Exchange Commission, shall mean and include the Code sections thereof and such rules and regulations as are now in effect or as they may be subsequently amended, modified, substituted or superseded.

NORTH COAST ENERGY, INC.
PROXY (PREFERRED STOCK)
ANNUAL MEETING OF STOCKHOLDERS - JUNE 12, 2003
This Proxy is solicited on behalf of the Board of Directors

The undersigned hereby (i) appoints Omer Yonel and Dale E. Stitt, and each of them, as Proxy holders and attorneys, with full power of substitution, to appear and vote all of the shares of Preferred Stock of North Coast Energy, Inc. which the undersigned shall be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Hilton Garden Inn, 8971 Wilcox Drive, Twinsburg, Ohio on Thursday, June 12, 2003, at 10:00 A.M. (local time), and any adjournments thereof, hereby revoking any and all proxies heretofore given, and
(ii) authorizes and directs said Proxy holders to vote all of the shares of Preferred Stock of the Company represented by this Proxy as follows, with the understanding that if no directions are given on the reverse side, said Shares will be voted "FOR" the election of the Directors nominated by the Board of Directors and "FOR" the amendment of the Company's 1999 Employee Stock Option Plan.

(Continued and to be signed on other side.)

Please Detach and Mail in the Envelope Provided

A [ ] Please mark your votes as in this example using dark ink only.

FOR all nominees listed (except as marked to the contrary below). [ ] WITHHOLD AUTHORITY to vote for all nominees listed at right. [ ]

(1)  Election of two directors whose term of office will expire in 2006

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the following line.)

--------------------------------------------------

Nominees for term to expire in 2006 (2)

Ron L. Langenkamp
Joe K. Ward

(2) Amendment of the Company's 1999 Employee Stock Option Plan to add 400,000 shares of Common Stock for issuance under such Plan.

FOR [ ]          AGAINST [ ]          ABSTAIN [ ]

(3) In their discretion to act on any other matter or matters which may properly come before the Annual Meeting.

Please date sign and return promptly in the accompanying envelope.

Signature: ______________ Dated: ________, 2003  Signature: __________

Dated: ____, 2003

NOTE: Your signature to this Proxy form should be exactly the same as the name imprinted hereon. Persons signing as executors, administrators, trustees or in similar capacities should so indicate. For joint accounts, the name of each joint owner must be signed.

NORTH COAST ENERGY, INC.
PROXY (COMMON AND PREFERRED STOCK)
ANNUAL MEETING OF STOCKHOLDERS - JUNE 12, 2003
This Proxy is solicited on behalf of the Board of Directors

The undersigned hereby (i) appoints Omer Yonel and Dale E. Stitt, and each of them, as Proxy holders and attorneys, with full power of substitution, to appear and vote all of the shares of Common and Preferred Stock of North Coast Energy, Inc. which the undersigned shall be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Hilton Garden Inn, 8971 Wilcox Drive, Twinsburg, Ohio on Thursday, June 12, 2003, at 10:00 A.M. (local time), and any adjournments thereof, hereby revoking any and all proxies heretofore given, and (ii) authorizes and directs said Proxy holders to vote all of the shares of Common and Preferred Stock of the Company represented by this Proxy as follows, with the understanding that if no directions are given on the reverse side, said Shares will be voted "FOR" the election of the Directors nominated by the Board of Directors and "FOR" the amendment of the Company's 1999 Employee Stock Option Plan.

(Continued and to be signed on other side.)

Please Detach and Mail in the Envelope Provided

A [ ] Please mark your votes as in this example using dark ink only.

FOR all nominees listed (except as marked to the contrary below). [ ] WITHHOLD AUTHORITY to vote for all nominees listed at right. [ ]

(1)  Election of two directors whose term of office will expire in 2006

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the following line.)

--------------------------------------------------

Nominees for term to expire in 2006 (2)

Ron L. Langenkamp
Joe K. Ward

(2) Amendment of the Company's 1999 Employee Stock Option Plan to add 4000,000 shares of Common Stock for issuance under such Plan.

FOR [ ]          AGAINST [ ]          ABSTAIN [ ]

(3) In their discretion to act on any other matter or matters which may properly come before the Annual Meeting.

Please date sign and return promptly in the accompanying envelope.

Signature: ______________ Dated: ________, 2003  Signature: __________
Dated: ____, 2003

NOTE: Your signature to this Proxy form should be exactly the same as the name imprinted hereon. Persons signing as executors, administrators, trustees or in similar capacities should so indicate. For joint accounts, the name of each joint owner must be signed.

NORTH COAST ENERGY, INC.
PROXY (COMMON STOCK)
ANNUAL MEETING OF STOCKHOLDERS - JUNE 12, 2003
This Proxy is solicited on behalf of the Board of Directors

The undersigned hereby (i) appoints Omer Yonel and Dale E. Stitt, and each of them, as Proxy holders and attorneys, with full power of substitution, to appear and vote all of the shares of Common Stock of North Coast Energy, Inc. which the undersigned shall be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Hilton Garden Inn, 8971 Wilcox Drive, Twinsburg, Ohio on Thursday, June 12, 2003, at 10:00 A.M. (local time), and any adjournments thereof, hereby revoking any and all proxies heretofore given, and
(ii) authorizes and directs said Proxy holders to vote all of the shares of Common Stock of the Company represented by this Proxy as follows, with the understanding that if no directions are given on the reverse side, said Shares will be voted "FOR" the election of the Directors nominated by the Board of Directors and "FOR" the amendment of the Company's 1999 Employee Stock Option Plan.

(Continued and to be signed on other side.)

Please Detach and Mail in the Envelope Provided

A [ ] Please mark your votes as in this example using dark ink only.

FOR all nominees listed (except as marked to the contrary below). [ ] WITHHOLD AUTHORITY to vote for all nominees listed at right. [ ]

(1)  Election of two directors whose term of office will expire in 2006

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the following line.)

--------------------------------------------------

Nominees for term to expire in 2006 (2)

Ron L. Langenkamp
Joe K. Ward

(2) Amendment of the Company's 1999 Employee Stock Option Plan to add 400,000 shares of Common Stock for issuance under such Plan.

FOR [ ]          AGAINST [ ]          ABSTAIN [ ]

(3) In their discretion to act on any other matter or matters which may properly come before the Annual Meeting.

Please date sign and return promptly in the accompanying envelope.

Signature: ______________ Dated: ________, 2003  Signature: __________
Dated: ____, 2003

NOTE: Your signature to this Proxy form should be exactly the same as the name imprinted hereon. Persons signing as executors, administrators, trustees or in similar capacities should so indicate. For joint accounts, the name of each joint owner must be signed.